UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2012

CAM Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53009	57-1021913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jixing Building, 151 Shengli Avenue North, Shijiazhuang, Hebei Province, P.R. China	050041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86-0311-8696-4264

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAM GROUP, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Exhibit 10.1 Employment Agreement Between the Company and Ms. Weixuan Luo Exhibit - 99.1 Resignation Letter of Mr. Weiheng Cai
Signatures

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 5.02 below is hereby incorporated by reference to this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2012, Mr. Weiheng Cai resigned as Principal Financial Officer and Principal Accounting Officer of CAM Group, Inc. (f/k/a RT Technologies, Inc.) (the “Company” or the “Registrant”), effective immediately. Mr. Cai has resigned as Principal Financial Officer and Principal Accounting Officer of the Company in order to allow for the appointment of Ms. Weixuan Luo as Chief Financial Officer of the Company. Mr. Cai will continue to serve as the President and Director of the Company. Mr. Cai’s resignation was not made in connection with any specific disagreement with us on any matter. A copy of Mr. Cai’s resignation letter is attached hereto as Exhibit 99.1.

On November 15, 2012 the Board of Directors of the Registrant appointed Ms. Weixuan Luo as Chief Financial Officer of the Company. Ms. Weixuan Luo, CPA, MS, age 39, has worked as a senior manager of Greentree Financial Group Inc. (“Greentree”) since 2003. Greentree is a US based consulting firm assisting US publicly traded companies in connection with their financial strategies and compliance with filing requirements of the Securities and Exchange Commission. Ms. Luo has been responsible for assisting the clients’ in the conversion of their financial reporting systems, including pro forma and projected financial statements, to a format that is consistent with United States Generally Accepted Accounting Principles, and drafting the financial analysis reports for the clients. Ms. Luo also assists with financial statements audits, SEC reporting compliance and compliance for broker/dealers in securities. Ms. Luo is a certified public accountant in the US and obtained her Master degree in Economics, emphasis in Finance from University of North Carolina. Ms. Luo is knowledgeable in both Chinese GAAP and US GAAP.

Ms. Weixuan Luo has entered into a one-year employment agreement with the Company, a copy of which is attached hereto as Exhibit 10.1. She will receive an annual salary of Thirty Six Thousand Dollars (USD 36,000) (the “Salary”), payable in monthly installments (an “Installment”) of three thousand Dollars (USD 3,000). The Salary shall be paid in equal Installments throughout the year, consistent with the normal payroll practices of the Company. In addition, Ms. Luo will receive 10,000 shares of common stock of the Company each year during her appointment, payable on the 15th day of November each year.

It is important to note that Ms. Luo is the spouse of Mr. Weiheng Cai, our President, Director and one of the Company’s largest beneficial shareholders.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

Exhibit 10.1 Employment Agreement Between the Company and Ms. Weixuan Luo

Exhibit - 99.1 Resignation letter of Mr. Weiheng Cai

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2012                CAM Group, Inc.

By: /s/ Weiheng Cai

                                                                  Weiheng Cai

President and Director

Exhibit Index

Exhibit 10.1 Employment Agreement Between the Company and Ms. Weixuan Luo

Exhibit - 99.1 Resignation letter of Mr. Weiheng Cai